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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2002


                               Greater Bay Bancorp
             (Exact name of registrant as specified in its charter)




            California                                      77-0387041
  (State or other jurisdiction of                        (I.R.S. employer
   incorporation or organization)                     identification number)


                         Commission file number: 0-25034


                             2860 West Bayshore Road
                           Palo Alto, California 94303
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 813-8200

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Item 5. Other Events.

     On January 16, 2002, the Registrant issued a press release announcing its fourth quarter and year end 2001 results. The title and paragraphs 1 through 11 and 17 through 21 of the press release, which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

Exhibits
--------

99.1 Press Release dated January 16, 2002 re fourth quarter and year end 2001 results

Item 9. Regulation FD Disclosure

     Paragraphs 12 through 16 of the press release appearing in Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Greater Bay Bancorp
                                          (Registrant)



Dated: January 16, 2002                      By: /s/ Linda M. Iannone
                                                 --------------------
                                             Linda M. Iannone
                                             Senior Vice President and General
                                             Counsel

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                                  Exhibit Index
                                  -------------

99.1 Press Release dated January 16, 2002 re fourth quarter and year end 2001 results